[LETTERHEAD OF PRICEWATERHOUSECOOPERS LLP]


                       CONSENT OF INDEPENDENT ACCOUNTANTS

We consent to the reference to our Firm under the caption "Independent Accountanats" in the Statement of Additional Information in this initial Registration Statement on Form N-1A of The Victory Variable Funds.



                                          /s/PricewaterhouseCoopers LLP
                                          -----------------------------
                                             PricewaterhouseCoopers LLP

Columbus, Ohio
August 20, 1998